UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2004

NASTECH PHARMACEUTICAL COMPANY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-13789	11-2658569
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

	3450 Monte Villa Parkway Bothell, Washington (Address of Principal Executive Offices)	98021 (Zip Code)

(425) 908-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXCLUSIVE DEVELOPMENT, COMMERCIALIZATION AND LICENSE AGREEMENT
SUPPLY AGREEMENT
PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.

     On September 24, 2004, Nastech Pharmaceutical Company Inc. (the “Company”) entered into an Exclusive Development, Commercialization and License Agreement and a separate Supply Agreement (collectively, the “Agreements”) with Merck & Co., Inc. (“Merck”), for the global development and commercialization of Peptide YY 3-36 Nasal Spray (“PYY”), the Company’s Phase I product for the treatment of obesity.

     Under the Agreements, the Company will receive an initial cash payment of $5 million. If certain development and approval milestones are achieved, the Company will be eligible to receive up to an additional $131 million from Merck. If certain sales-related milestones are achieved, the Company would further be eligible to receive up to an additional $210 million from Merck. The Company will also receive royalties on product sales. Merck will reimburse the Company for manufacturing-related development activities and will purchase finished product from the Company upon commercialization.

     The Agreements provide that Merck will assume primary responsibility for clinical and non-clinical studies and regulatory approval, while the Company will be responsible for all manufacturing of PYY-related product. Merck will lead and fund commercialization, subject to the Company’s exercise of an option to co-promote the product in the United States.

     In connection with the foregoing, the Company hereby furnishes the following exhibits:

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1*	Exclusive Development, Commercialization and License Agreement by and between Merck & Co., Inc. and Nastech Pharmaceutical Company Inc. effective as of September 24, 2004.

10.2*	Supply Agreement by and between Merck & Co., Inc. and Nastech Pharmaceutical Company Inc. effective as of September 24, 2004.

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated September 27, 2004.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, amended, and the omitted material has been separately filed with the Securities and Exchange Commission.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASTECH PHARMACEUTICAL COMPANY INC.
(Registrant)

Dated: September 30, 2004	By:	/s/ GREGORY L. WEAVER

Gregory L. Weaver
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Exclusive Development, Commercialization and License Agreement by and between Merck & Co., Inc. and Nastech Pharmaceutical Company Inc. effective as of September 24, 2004.

10.2*	Supply Agreement by and between Merck & Co., Inc. and Nastech Pharmaceutical Company Inc. effective as of September 24, 2004.

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated September 27, 2004.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, amended, and the omitted material has been separately filed with the Securities and Exchange Commission.